SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2006
Triad Automobile Receivables Trust 2006-C
(Issuing Entity with respect to Securities)
Triad Financial Special Purpose LLC
(Depositor with respect to Securities)
Triad Financial Corporation
(Sponsor with respect to Securities)

Delaware	333-132215-02	32-6050693

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number

Mike L. Wilhelms Triad Financial Corporation 7711 Center Avenue
Huntington Beach, California	92647

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (714) 373-8300

No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 8.1

Item 8.01. Other Events
     On October 13, 2006, Triad Financial Special Purpose LLC (the “Depositor”) entered into an Underwriting Agreement with Citigroup Global Markets Inc. and Goldman Sachs & Co., on behalf of themselves and as representatives of the several underwriters named therein (collectively, the “Underwriters”), whereby the Underwriters have severally agreed to purchase $1,092,200,000 aggregate principal balance of various series of Class A Asset Backed Notes to be issued by Triad Automobile Receivables Trust 2006-C, a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of June 9, 2006, as amended and restated by the Amended and Restated Trust Agreement, to be dated as of October 18, 2006, each by and among the Depositor, Triad Financial Corporation, as Administrator and Wilmington Trust Company, as owner trustee. The sale of the Class A Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-132215). It is anticipated that the Class A Notes (as defined below) will be issued on or about October 18, 2006. The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent.
     Incorporation of Certain Documents by Reference
     The registrant is filing a final prospectus supplement, dated October 13, 2006, setting forth a description of the collateral pool and the proposed structure of $235,000,000 aggregate principal balance of Class A-1 5.3409% Asset Backed Notes (the “Class A-1 Notes”), $256,000,000 aggregate principal balance of Class A-2 5.40% Asset Backed Notes (the “Class A-2 Notes”), $360,000,000 aggregate principal balance of Class A-3 5.26% Asset Backed Notes (the “Class A-3 Notes”) and $241,200,000 Class A-4 5.31% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Notes”) by Triad Automobile Receivables Trust 2006-C (the “Trust”).

Item 9.01.	Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 16, 2006.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 16, 2006.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD FINANCIAL SPECIAL PURPOSE LLC
By:	/s/ Mike L. Wilhelms
	Name:	Mike L. Wilhelms
	Title:	Chief Financial Officer

Dated: October 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

EX 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 16, 2006.

EX 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of October 16, 2006.